UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): September 10, 2008

FORTRESS FINANCIAL GROUP, INC.
 (Exact name of registrant as specified in charter)

Wyoming
(State or other Jurisdiction of Incorporation or Organization)

000-24262 (Commission File Number)	1903 60th Place E, Suite M2240 Bradenton, Florida 34203	91-1363905 (IRS Employer Identification No.)
(Address of Principal Executive Offices and zip code)

(954) 840-6961
(Registrant's telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

The Company confirms that it holds the amount of 1,363,588,873 restricted shares of Hunt Gold Corporation (HGLC.PK) Common Stock. The Company is in the process of having the restrictive legend on these shares removed. These shares of Hunt Gold Corporation Common Stock will be "free trading" within days from the date hereof.

The Company holds an additional amount of 483,750,099 "free trading" shares of Hunt Gold Corporation (HGLC.PK) Common Stock. These are held by Western Diversified Mining Resources, Inc.; a wholly owned subsidiary of the Company.

The Company directly purchased an additional amount of 42,569,020 "free trading" shares of Hunt Gold Corporation Common Stock. the Company is transferring an amount of 40,059,532 shares of Hunt Gold Corporation shares of "free trading" Common Stock to ensure no further delays in the balance of that Stock distribution. The Company and its Transfer Agent calculated that the number of Hunt Gold Corporation Common Stock due to these holders in "Street Names" was in the amount of 27,681,135 shares of Hunt Gold Common Stock. These shares were placed in a "Reserve Account" at the Transfer Agent to Hunt Gold Corporation. The DTCC has advised the Company that they calculate that an amount of 67,740,667 shares of Hunt Gold Corporation is required to complete the payment of this Stock Dividend by Fortress Financial Group, Inc. The Company has undertaken to and is transferring the difference; that being in the amount of 40,059,532 shares of Hunt Gold Corporation, to the "Reserve Account" held at the Transfer Agent to Hunt Gold Corporation. Fortress Financial Group, Inc. is effecting this transfer of Hunt Gold Corporation shares of Common Stock to ensure that all its eligible stockholders receive their shares in Hunt Gold Corporation and to prevent any further delays in the payment of these Stock Dividend shares of Hunt Gold Corporation Common Stock.

This gives the Company an addition net position of an amount of 2,509,488 "free trading" shares of Hunt Gold Corporation Common Stock.

The Company will now hold an amount of  1,849,848,460 "free trading" shares of Hunt Gold Corporation Common Stock.

It is not the intention of the Company to dispose of any of these shares of Hunt Gold Corporation Common Stock in the market but to continue to seek a purchaser for the entire amount of Hunt Gold Corporation Common Stock held by the Company.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

Not Applicable

(b)	Pro Forma Financial Information.

Not Applicable

(c)	Exhibits

None.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Financial Group, Inc.

September 10, 2008	By:	/s/ Alan Santini
Alan Santini
Chief Executive Officer

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